    As filed with the Securities and Exchange Commission on July 11th, 2000
                                                             File No. 333-31845

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ---------------
                        POST EFFECTIVE AMENDMENT NO. 1
                                      To
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                ---------------
                                MGM GRAND, INC.
            (Exact name of registrant as specified in its charter)

                     Delaware                  88-0215232
           (State or other jurisdiction     (I.R.S. Employer
        of incorporation or organization)  Identification No.)

     ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS LISTED ON FOLLOWING PAGE

                        3600 Las Vegas Boulevard South
                            Las Vegas, Nevada 89109
                                (702) 693-
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                ---------------
                                Scott Langsner
                                MGM Grand, Inc.
                        3600 Las Vegas Boulevard South
                            Las Vegas, Nevada 89109
                                (702) 693-
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                  Copies to:

              Janet S. McCloud, Esq.              Jonathan K. Layne, Esq.
            Christensen, Miller, Fink,          Gibson, Dunn & Crutcher LLP
       Jacobs, Glaser, Weil & Shapiro, LLP          333 S. Grand Avenue
       2121 Avenue of the Stars, 18th Floor    Los Angeles, California 90071
          Los Angeles, California 90067

                                ---------------
  Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

                                ---------------
  If the only securities being registered on this Form are being offered pursuant to dividend or interest investment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             Additional Registrants

      (Exact name of
 registrant as specified   (State or other jurisdiction of    (I.R.S. Employer
     in its charter)       incorporation or organization)  Identification Number)
 -----------------------   ------------------------------- ----------------------
 MGM GRAND HOTEL, INC. ..              Nevada                    88-0108587
 MGM GRAND MOVIEWORLD,
  INC. ..................              Nevada                    88-0260416
 GRAND LAUNDRY, INC. ....              Nevada                    88-0298834
 MGM GRAND MONORAIL,
  INC. ..................              Nevada                    88-0303364
 MGM DIST., INC. ........              Nevada                    88-0230514
 DESTRON, INC. ..........              Nevada                    88-0234293
 DESTRON MARKETING,
  INC. ..................              Nevada                    88-0330790
 MGM GRAND MERCHANDISING.
  INC. ..................              Nevada                    88-0339740
 MGM GRAND ENTERTAINMENT,
  INC.
  (Formerly MGMG TRADING
  CO.)...................              Nevada                    88-0373099
 MGM GRAND ATLANTIC CITY,
  INC. ..................            New Jersey                  88-0354792
 MGM GRAND DEVELOPMENT,
  INC. ..................              Nevada                    88-0368826
 MGM GRAND DETROIT,
  INC. ..................             Delaware                   91-1829051

                                EXPLANATORY NOTE

  The purpose of this post-effective amendment is to deregister the remaining $100 million of debt and/or equity securities, which were included in the original $600 million of securities registered, but which have not been issued.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 7th day of July, 2000.

                                          MGM GRAND, INC.

                                                            *
                                          By: _________________________________
                                                    J. Terrence Lanni
                                                  Chairman of the Board

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----

                 *                   Chairman of the Board            July 7, 2000
____________________________________
         J. Terrence Lanni

       /s/ John T. Redmond           Co-Chief Executive Officer       July 7, 2000
____________________________________ and Director (Principal
          John T. Redmond            Executive Officer)

        /s/ Daniel M. Wade           Co-Chief Executive Officer       July 7, 2000
____________________________________ and Director (Principal
           Daniel M. Wade            Executive Officer)

       /s/ James J. Murren           President, Chief Financial       July 7, 2000
____________________________________ Officer and Director
          James J. Murren            (Principal Financial and
                                     Accounting Officer)

                 *                   Director                         July 7, 2000
____________________________________
          James D. Aljian

      /s/ Robert H. Baldwin          Director                         July 7, 2000
____________________________________
         Robert H. Baldwin

        /s/ Gary N. Jacobs           Executive Vice President--       July 7, 2000
____________________________________ General Counsel and Director
           Gary N. Jacobs

____________________________________ Director
          George J. Mason


             Signature                           Title                    Date
             ---------                           -----                    ----

                                     Director
____________________________________
          Ronald M. Popeil

                                     Director
____________________________________
          Daniel B. Wayson

                                     Director
____________________________________
        Melvin B. Wolzinger

                 *                   Director                         July 7, 2000
____________________________________
           Fred Benninger

                 *                   Director                         July 7, 2000
____________________________________
        Terry N. Christensen

                                     Director
____________________________________
          Glenn A. Cramer

                                     Director
____________________________________
          Willie D. Davis

                                     Director
____________________________________
       Alexander M. Haig, Jr.

                                     Director
____________________________________
           Kirk Kerkorian

                 *                   Director                         July 7, 2000
____________________________________
          Walter M. Sharp

                 *                   Director                         July 7, 2000
____________________________________
          Alex Yemenidjian

                 *                   Director                         July 7, 2000
____________________________________
           Jerome B. York

* By:   /s/ Scott Langsner                                            July 7, 2000
     _______________________________
           Scott Langsner
          Attorney-in-fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Hotel, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM GRAND HOTEL, INC.

                                          By:   /s/ William J. Hornbuckle
                                             ----------------------------------
                                                   William J. Hornbuckle
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
    /s/ William J. Hornbuckle        President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
       William J. Hornbuckle         Executive Officer)

        /s/ Corey Sanders            Senior Vice President and        July 7, 2000
____________________________________ Chief Financial Officer
           Corey Sanders             (Principal Financial and
                                     Accounting Officer)

       /s/ Daniel M. Wade            Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Movieworld, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM GRAND MOVIEWORLD, INC.

                                          By:   /s/ William J. Hornbuckle
                                             ----------------------------------
                                                   William J. Hornbuckle
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
    /s/ William J. Hornbuckle        President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
       William J. Hornbuckle-        Executive Officer)

        /s/ Corey Sanders            Senior Vice President and        July 7, 2000
____________________________________ Chief Financial Officer
           Corey Sanders             (Principal Financial and
                                     Accounting Officer)

       /s/ Daniel M. Wade            Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
  __________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, Grand Laundry, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          GRAND LAUNDRY, INC.

                                          By:   /s/ William J. Hornbuckle
                                             ----------------------------------
                                                   William J. Hornbuckle
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
    /s/ William J. Hornbuckle        President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
       William J. Hornbuckle         Executive Officer)

       /s/ Scott Langsner            Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

       /s/ Daniel M. Wade            Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Monorail, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM GRAND MONORAIL, INC.

                                          By:       /s/ Daniel M. Wade
                                             ----------------------------------
                                                       Daniel M. Wade
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
        /s/ Daniel M. Wade           President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
           Daniel M. Wade            Executive Officer)

        /s/ Scott Langsner           Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

        /s/ Daniel M. Wade           Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Dist., Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM DIST., INC.

                                          By:      /s/ Daniel M. Wade
                                             ----------------------------------
                                                       Daniel M. Wade
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
       /s/ Daniel M. Wade            President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
           Daniel M. Wade            Executive Officer)

        /s/ Scott Langsner           Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

        /s/ Daniel M. Wade           Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, Destron, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          DESTRON, INC.

                                          By:      /s/ Robert V. Moon
                                             ----------------------------------
                                                       Robert V. Moon
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
       /s/ Robert V. Moon            President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
           Robert V. Moon            Executive Officer)

        /s/ Scott Langsner           Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

       /s/ Daniel M. Wade            Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, Destron Marketing, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          DESTRON MARKETING, INC.

                                          By:      /s/ Robert V. Moon
                                             ----------------------------------
                                                       Robert V. Moon
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
       /s/ Robert V. Moon            President (Principal             July 7, 2000
____________________________________ Executive Officer)
           Robert V. Moon

        /s/ Scott Langsner           Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

        /s/ Daniel M. Wade           Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Merchandising, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM GRAND MERCHANDISING, INC.

                                          By:   /s/ William J. Hornbuckle
                                             ----------------------------------
                                                   William J. Hornbuckle
                                                         President

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
    /s/ William J. Hornbuckle        President (Principal             July 7, 2000
____________________________________ Executive Officer)
       William J. Hornbuckle

       /s/ Scott Langsner            Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

       /s/ Daniel M. Wade            Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Entertainment, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM GRAND ENTERTAINMENT, INC.

                                          By:       /s/ Richard Sturm
                                             ----------------------------------
                                                       Richard Sturm
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
        /s/ Richard Sturm            President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
           Richard Sturm             Executive Officer)

       /s/ Scott Langsner            Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

       /s/ Daniel M. Wade            Chairman                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren

      /s/ John T. Redmond            Director                         July 7, 2000
____________________________________
          John T. Redmond

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Atlantic City, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM GRAND ATLANTIC CITY, INC.

                                          By:      /s/ James J. Murren
                                             ----------------------------------
                                                      James J. Murren
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
       /s/ James J. Murren           President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
          James J. Murren            Executive Officer)

        /s/ Scott Langsner           Secretary/Treasurer and          July 7, 2000
____________________________________ Chief Financial Officer
           Scott Langsner            (Principal Financial and
                                     Accounting Officer)

       /s/ James J. Murren           Chairman                         July 7, 2000
____________________________________
          James J. Murren

       /s/ John T. Redmond           Director                         July 7, 2000
____________________________________
          John T. Redmond

        /s/ Daniel M. Wade           Director                         July 7, 2000
____________________________________
           Daniel M. Wade

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, MGM Grand Development, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada on July 7, 2000.

                                          MGM GRAND DEVELOPMENT, INC.

                                          By:    /s/ Kenneth A. Rosevear
                                             ----------------------------------
                                                    Kenneth A. Rosevear
                                               President and Chief Operating
                                                           Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----
     /s/ Kenneth A. Rosevear         President and Chief              July 7, 2000
____________________________________ Operating Officer (Principal
        Kenneth A. Rosevear          Executive Officer)

        /s/ Scott Langsner           Secretary/Treasurer              July 7, 2000
____________________________________ (Principal Financial and
           Scott Langsner            Accounting Officer)

     /s/ Kenneth A. Rosevear         Chairman                         July 7, 2000
____________________________________
        Kenneth A. Rosevear

        /s/ Scott Langsner           Director                         July 7, 2000
____________________________________
           Scott Langsner

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on July 7, 2000.

                                          MGM GRAND DETROIT, INC.

                                          By:        /s/ John Redmond
                                             ----------------------------------
                                                        John Redmond
                                                         President

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----

         /s/ John Redmond            President                        July 7, 2000
____________________________________ (Principal Executive
            John Redmond             Officer)

        /s/ Scott Langsner           Secretary/Treasurer and          July 7, 2000
____________________________________ Chief Financial Officer
           Scott Langsner            (Principal Financial and
                                     Accounting Officer)

         /s/ John Redmond            Chairman                         July 7, 2000
____________________________________
            John Redmond

        /s/ Daniel M. Wade           Director                         July 7, 2000
____________________________________
           Daniel M. Wade

       /s/ James J. Murren           Director                         July 7, 2000
____________________________________
          James J. Murren